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                                                                    Exhibit 10.2



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NOTICE OF GRANT OF STOCK                     PACIFIC SUNWEAR OF CALIFORNIA, INC.
APPRECIATION RIGHTS                          ID: 95-3759463
AND TERMS AND CONDITIONS OF                  3450 East Miraloma Ave
STOCK APPRECIATION RIGHTS                    Anaheim, CA 92806-2101
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GRANTEE:  SALLY FRAME KASAKS                      AWARD NUMBER: [____________]
          [ADDRESS]                               PLAN:         2005
          [ADDRESS]                               ID:           [____________]

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Effective May 24, 2007 (the "Award Date"), you (the "Grantee") have been granted an award of 250,000(1) stock appreciation rights (the "Award") by Pacific
Sunwear of California, Inc. (the "Corporation") at a base price of [$_____](1) per stock appreciation right (the "Base Price").

The Award will become vested as to one-third (1/3) of the total number of stock appreciation rights ("SARs") subject to the Award on each of January 31, 2008, January 31, 2009 and January 31, 2010.(1,2)

The Award will expire on May 23, 2014 (the "Expiration Date").(1,2)



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By your signature and the Corporation's signature below, you and the Corporation agree that the Award is granted under and governed by the terms and conditions of the Corporation's 2005 Performance Incentive Plan (the "Plan") and the Terms and Conditions of Stock Appreciation Rights Award - Sally Frame Kasaks (the "Terms"), both of which are attached and incorporated herein by this reference. This Notice of Grant of Stock Appreciation Rights, together with the Terms, are referred to as your "Award Agreement." The Award has been granted to you in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to you. Capitalized terms are defined in the Plan if not defined herein or in the Terms. You acknowledge receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.



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Pacific Sunwear of California, Inc.                      Date


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Sally Frame Kasaks                                       Date




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1 Subject to adjustment under Section 7.1 of the Plan.

2 Subject to early termination under Section 5 of the Terms and Section 7.4 of the Plan.
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                       PACIFIC SUNWEAR OF CALIFORNIA, INC.
                         2005 PERFORMANCE INCENTIVE PLAN

                   TERMS AND CONDITIONS OF STOCK APPRECIATION
                        RIGHTS AWARD - SALLY FRAME KASAKS

1.      General.

        These Terms and Conditions of Stock Appreciation Rights Award (these "Terms") apply to a particular award ("Award") of stock appreciation rights ("SARs") if incorporated by reference in the Notice of Grant of Stock Appreciation Rights ("Grant Notice") corresponding to that particular Award. The recipient of the Award identified in the Grant Notice is referred to as the "Grantee." The per-SAR base price of the Award as set forth in the Grant Notice is referred to as the "Base Price." The effective date of grant of the Award as set forth in the Grant Notice is referred to as the "Award Date." The Award was granted under and subject to the Pacific Sunwear of California, Inc. 2005 Performance Incentive Plan (the "Plan"). Capitalized terms are defined in the Plan if not defined herein. The Award has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. The Grant Notice and these Terms are collectively referred to as the "Award Agreement" applicable to the Award.

        Reference is made to that certain Employment Agreement (the "Employment Agreement"), dated as of May 22, 2007, between the Corporation and the Grantee. The Award is in complete satisfaction of the rights of the Grantee to be granted stock appreciation rights by the Corporation pursuant to Section 3(d)(1) of the Employment Agreement.

2.      Vesting; Limits on Exercise.

        The Award shall vest and become exercisable in percentage installments of the aggregate number of SARs subject to the Award as set forth on the Grant Notice. The SARs may be exercised only to the extent the SARs are vested and exercisable.

        - Cumulative Exercisability. To the extent that the SARs are vested and exercisable, the Grantee has the right to exercise the SARs (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the SARs.

        - No Fractional SARs. Fractional SARs shall be disregarded, but may be cumulated.

        - Minimum Exercise. No fewer than 100 SARs (subject to adjustment under Section 7.1 of the Plan) may be exercised at any one time, unless the number exercised is the total number at the time exercisable under the Award.

        Notwithstanding any other provision herein or in the Plan to the contrary, the Award is subject to accelerated vesting on certain terminations of the Grantee's employment with the Corporation as provided in Section 3(d)(1) of the Employment Agreement.



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3.      Continuance of Employment Required; No Employment/Service Commitment.

        Except as otherwise provided herein, the vesting schedule requires continued employment through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement. Employment for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment as provided in Section 5 below or under the Plan.

        Nothing contained in this Award Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee's status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee's other compensation.

4.      Exercise and Payment of SARs.

        4.1 Method of Exercise. The SARs shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of a written notice stating the number of SARs to be exercised pursuant to the Award or by the completion of such other administrative exercise procedures as the Administrator may require from time to time.

        4.2    Payment of SARs.

               (A) Amount. Upon the exercise of the SARs and the attendant surrender of an exercisable portion of the Award, the Grantee will be entitled to receive payment of an amount (subject to the tax withholding provisions of Section 4.3) determined by multiplying:

                - the difference (but not less than zero) obtained by subtracting the Base Price of the SARs being exercised from the per-share fair market value (determined in accordance with the applicable provisions of the Plan) of the Common Stock of the Corporation as of the date of exercise (the "Exercise Date"), by

                -       the number of SARs being exercised.

               (B) Form of Payment. The amount determined under Section 4.2(A) will be paid to the Grantee on or as soon as administratively practicable after the Exercise Date by delivery to the Grantee of a number of shares of Common Stock (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation in its discretion) equal to (i) the amount of the payment determined under Section 4.2(A), divided by
        (ii) the fair market value of a share of Common Stock as of the Exercise Date. The Corporation's obligation to deliver shares of Common Stock or otherwise make payment with respect to the SARs is subject to the




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        condition precedent that the Grantee or other person entitled under the
        Plan to receive any shares with respect to the SARs deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan. The Grantee shall have no further rights with respect to any SARs that are paid or that terminate pursuant to Section 5.

               (C) SARs Not Funded. SARs payable under this Award Agreement will be paid from the general assets of the Corporation, and no special or separate reserve, fund or deposit will be made to assure payment of the SARs. Neither this Award Agreement nor any action taken pursuant to the provisions of this Award Agreement will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and Grantee (or any other person). To the extent that Grantee (or any permitted transferee) acquires a right to receive payment pursuant to any SAR hereunder, such right will be no greater than the right of any unsecured general creditor of the Corporation.

        4.3 Tax Withholding. Upon payment of any SAR, the Corporation (or the Subsidiary last employing the Grantee) shall have the right at its option to (a) require the Grantee to pay or provide for payment in cash of the amount of any taxes that the Corporation or the Subsidiary may be required to withhold with respect to such payment and/or distribution, or (b) deduct from any amount payable to the Grantee the amount of any taxes which the Corporation or the Subsidiary may be required to withhold with respect to such payment and/or distribution. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Award Agreement, the Administrator may, in its sole discretion, direct the Corporation or the Subsidiary to reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of whole shares, valued at their then fair market value (with the "fair market value" of such shares determined in accordance with the applicable provisions of the Plan), to satisfy such withholding obligation at the minimum applicable withholding rates.

5.      Early Termination of Award.

        5.1 Expiration Date. Subject to earlier termination as provided below in this Section 5, the Award will terminate on the "Expiration Date" set forth in the Grant Notice.

        5.2 Possible Termination of Award upon Change in Control. The Award is subject to termination in connection with a Change in Control Event or certain similar reorganization events as provided in Section 7.4 of the Plan.

        5.3 Termination of Award upon a Termination of Grantee's Employment. Subject to earlier termination of the Award pursuant to Section 5.1 or Section
5.2 above, if the Grantee ceases to be employed by the Corporation (regardless of whether the Grantee continues to serve thereafter as a member of the Board or otherwise provides services to the Corporation in any capacity other than as an employee), the following rules shall apply (the last day that the Grantee is employed by the Corporation is referred to as the Grantee's "Severance Date"):

        - other than as expressly provided below in this Section 5.3, (a) the Grantee will have until the date that is 3 months after the Grantee's Severance Date to exercise the



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                Award (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Award, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and
                (c) the Award, to the extent exercisable for the 3-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period;

        - if the termination of the Grantee's employment is the result of the Grantee's Retirement (as defined below), death or Disability (as defined below), (a) the Grantee (or her beneficiary or personal representative, as the case may be) will have until the date that is 12 months after the Grantee's Severance Date to exercise the Award, (b) the Award, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and
                (c) the Award, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period;

        - if the Grantee's employment is terminated by the Corporation without Cause or by the Grantee for Good Reason, (a) the Award, to the extent not vested on the Severance Date, will become fully vested as of the Severance Date, (b) the Grantee will have until the date that is two (2) years after the Grantee's Severance Date to exercise the Award, and (c) the Award, to the extent exercisable for the two-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the two-year period;

        - if the Grantee's employment with the Corporation is terminated for any reason (other than a termination by the Corporation for Cause) at any time on or after January 31, 2010, the Grantee will have until the date that is two (2) years after the Grantee's Severance Date to exercise the vested portion of the Award.

        - if the Grantee's employment is terminated by the Corporation or a Subsidiary for Cause, the Award (whether vested or not) shall terminate on the Severance Date.

        For purposes of the Award, "Retirement" means retirement from employment by or providing services to the Corporation or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Corporation then in effect. For purposes of the Award, the terms "Cause," "Good Reason" and "Disability" have the meanings given to those terms in the Employment Agreement.

        In all events the Award is subject to earlier termination as contemplated by Section 5.1 and Section 5.2. The Administrator shall be the sole judge of whether the Grantee continues employment with the Corporation for purposes of this Award Agreement.

6.      Non-Transferability.

        The Award and any other rights of the Grantee under this Award Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan.



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7.      Adjustments.

        The terms of the Award, including the number of SARs subject to the Award and the Base Price, are subject to adjustment upon the occurrence of certain events relating to the Corporation's stock contemplated by Section 7.1 of the Plan.

8.      Notices.

        Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation's payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 8.

9.      Plan.

        The Award and all rights of the Grantee under this Award Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Grantee agrees to be bound by the terms of the Plan and this Award Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

10.     Entire Agreement.

        This Award Agreement (including these Terms) and the Plan, together with the Employment Agreement, constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Award Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

11.     Governing Law.

        This Award Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflict of law principles thereunder.


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12.     Effect of this Agreement.

        Subject to the Corporation's right to terminate the Award pursuant to
Section 7.4 of the Plan, this Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

13.     Counterparts.

        This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

14.     Section Headings.

        The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.